UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Institutional Emerging Markets Bond Fund	June 30, 2010

Highlights

• Major global government bonds performed well during the period in local currency terms but declined in U.S. dollar terms as the dollar strengthened. U.S. dollar-denominated emerging markets debt performed well.

• The Institutional International Bond Fund returned -4.13% and the Institutional Emerging Markets Bond Fund gained 5.25% during the six months ended June 30, 2010.

• We expect the global economic recovery to resume after a period of consolidation, albeit at a slower pace than previously envisioned, with overall growth in emerging markets outpacing developed markets.

• We prefer emerging markets over developed markets debt due to stronger growth potential and continue to favor corporate over sovereign bonds.

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Foreign Bond Funds

Dear Investor

International bond returns were mixed over the first six months of 2010 as markets were buffeted by the European sovereign debt crisis, signs of a slowing U.S. recovery, and fears that cooling growth in China and other key emerging markets would hamper the global economic rebound. In Europe, the focus was on sovereign risk as smaller peripheral markets struggled with fiscal deficits and sluggish growth. Local currency bond returns in core euro zone countries such as Germany and France performed well during a flight to quality, as did U.S. and Japanese government bonds. However, the U.S. dollar strengthened considerably as cautious investors sought safe-haven currencies, which weighed heavily on returns for U.S. investors. U.S. dollar-denominated emerging markets bonds did well, benefiting from still-robust economic growth rates and increasing internal demand for debt.

Market Environment

The year to date has been a tale of two quarters. In the first three months of 2010, a gradual, if not spectacular, economic recovery contributed to positive investor sentiment. Starting in late April, however, several factors combined to undermine confidence in the pace and durability of the global economic rebound. The Chinese government implemented initiatives to throttle back the rapid growth of the country’s booming real estate sector. A sovereign debt crisis intensified in Greece and quickly spread to other developed European countries, resulting in austerity measures and a further decline in the value of the euro. A series of soft domestic economic data, particularly related to labor markets and housing, added to concerns about the sustainability of the U.S. economic recovery. These factors caused investors’ appetite for riskier assets to fall rapidly over the latter half of the period. The resulting flight to quality caused the U.S. dollar to strengthen considerably versus many other major currencies (except the Japanese yen), which weighed on returns for U.S. investors in nondollar assets.

Non-U.S. developed market bonds declined overall during the period in U.S. dollar terms, but results were mixed between countries and markets. In Europe, the sovereign debt crisis weighed heavily on returns, although we believe that the scale of the downdraft exceeded the fundamental weakness. Peripheral European markets suffered most amid rating downgrades, funding difficulties, and sluggish growth, under-performing core markets like Germany and France by a wide margin. Japanese bonds posted gains, supported by a relatively strong regional economy, heightened risk aversion, and increased domestic demand for debt.

Emerging markets debt was solidly positive in the first half of the year. While many of the world’s developed economies struggled with sluggish growth and high debt, growth rates remained robust throughout much of the developing world, where governments are taking action to curb inflation and promote sustainable expansion. Better growth prospects relative to developed markets helped to sustain strong capital inflows to emerging markets debt.

Institutional International Bond Fund

The Institutional International Bond Fund returned -4.13% for the six months ended June 30, 2010, and performed in line with the Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index. The strengthening of the U.S. dollar versus other major currencies, which generally reduced returns to U.S.-based investors, proved to be the biggest drag on the fund’s absolute performance during the period. Active currency selection was the primary driver of the fund’s performance relative to the Barclays benchmark. Country selection, particularly among the core euro zone countries and Japan, and duration exposure (a measure of the portfolio’s sensitivity to interest rate changes) weighed on returns. Our investment-grade corporate bonds also detracted slightly, while an allocation to sub-investment-grade debt, including European high yield and emerging markets corporate bonds, was largely neutral.

Our active currency selection contributed strongly to results for the period, particularly due to underweight positions in the euro versus the U.S. dollar and other European currencies such as the Swiss franc, which serves as a safe-haven currency during volatile periods, the Norwegian krone, and the Swedish krona. A focus on Southeast Asian currencies such as the Indian rupee and Malaysian ringgit also helped returns, and we continue to favor such currencies due to their attractive valuations and strong fundamentals. Our position in the Taiwanese dollar hurt returns amid general risk aversion. An overweight position in the U.S. dollar versus the Japanese yen hindered returns as the yen strengthened due to its safe-haven status. We prefer a number of European currencies over the euro due to sovereign risk concerns and stronger economic fundamentals in these countries. These include the Swiss franc, Polish zloty, Swedish krona, and Norwegian krone.

Country selection and duration positioning were negative overall. A short position in U.S. Treasury securities weighed on returns versus the Barclays index as cautious investors sought safer assets. Underweight exposure to Japan and core euro zone countries such as Germany and France detracted considerably from returns versus the Barclays index as cautious investors sought safer assets. However, small positions in Mexican and Brazilian government bonds helped to offset some of the negative impact. We are maintaining modest underweights in the core euro zone, Japan, and the U.S. as we expect deteriorating fiscal budgets and heightened supply to pressure bond prices. We also remain underweight in peripheral European markets.

Sector and security selection detracted slightly from fund performance for the period. Our overweight allocation to European investment-grade corporate bonds proved to be a drag on returns as the government debt crisis, uncertain balance sheets in the banking sector, and ambiguous prospects for economic growth weighed on investor sentiment. However, we still favor European investment-grade corporate debt, due in large part to unattractive valuations in alternative assets like government-related or securitized bonds. U.S. dollar-denominated investment-grade government bonds issued by emerging countries detracted to a lesser degree amid increased investor caution and a strong rally in U.S. Treasuries.

Our small allocation to sub-investment-grade debt neither helped nor hurt fund performance during the period. We continue to see value in non-benchmark allocations to investment-grade and sub-investment-grade debt issued by emerging countries, as well as in European high yield bonds. We marginally increased our positions in U.S. dollar-denominated emerging markets government and quasi-sovereign bonds during the period. We also continue to like U.S. dollar-denominated emerging markets corporate bonds and intend to raise positions gradually given attractive market conditions.

Institutional Emerging Markets Bond Fund

The Institutional Emerging Markets Bond Fund gained 5.25% during the six months ended June 30, 2010, versus 5.56% for the JPMorgan Emerging Markets Bond Index Global Diversified. Better growth prospects relative to the world’s developed markets drove strong investor inflows to emerging markets bonds, which was met with ready supply from government and corporate issuers. Interestingly, domestic investors account for an increasing share of the demand for developing markets debt. Latin American markets did very well during the period, buoyed by a significant rebound in economic growth that supported bond prices. However, our underweight in some of Latin America’s better-performing countries detracted from the fund’s results relative to the benchmark JPMorgan index.

In Latin America, our focus on Brazil hurt relative results as some of the region’s smaller markets such as the Dominican Republic, Uruguay, and Venezuela posted stronger returns. However, we are maintaining our overweight to Brazil based on its healthy reserve position, its diverse mix of commodity exports, and its highly credible central bank. Mexican corporate bonds also weighed on returns. Cemex, the largest cement producer in Latin America, traded down on prospects of slowing global demand. However, Cemex continues to offer an attractive yield, and a recent debt restructuring greatly improved its liquidity position. On a positive note, our out-of-benchmark exposure to Mexican peso-denominated sovereign debt benefited performance. We increased our small allocation to Argentina, a market we have largely avoided in recent years due to political and fiscal uncertainty. A successful debt swap of Argentina’s defaulted bond issue should provide the country with renewed access to debt markets. Combined with concerted efforts to reengage with the International Monetary Fund (IMF), Argentina is once again poised to attract capital from home and abroad. Among Caribbean markets, Jamaica turned in the fund’s best performance as the country successfully completed a domestic debt exchange and received approval for an IMF standby loan earlier this year, leading to several significant ratings upgrades. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

We also have a large overweight allocation to the Eastern European region, mainly due to our positions in Hungary and Kazakhstan. We trimmed our exposure to Hungary prior to sharp price declines resulting from the European debt crisis and added back to our position later in the period amid attractive valuations. Declining financial leverage; improving liquidity; and increasing political, governmental, and regulatory stability have led to strong performance for our Kazakh bank holdings. Our Russian exposure also boosted returns. This country is flush with reserves and has experienced a meaningful rebound in economic growth in response to its massive fiscal stimulus plan and a surge in export activity. In addition to our sizable position in government debt, we own several corporate bonds, including Severstal. This world-class steel company is strategically important to the government from a global trade perspective.

We maintain a significant underweight in Asia, mostly on the grounds of rich valuations. However, we have found attractive investment opportunities in Asian corporate bonds. For example, we have a significant position in Agile Properties, one of the leading property developers in China. Agile Properties has limited exposure to first-tier Chinese cities that have experienced significant home price appreciation and face higher risk of future price corrections. This company boasts solid credit metrics and healthy gross margins but also benefits from increasing urbanization and high income growth in China. However, we still favor the region’s smaller markets due to their relatively attractive valuations and their better long-term performance potential.

The Middle East and Africa region continues to be an area of focus for the fund. Our overweight position in Iraq boosted returns as this frontier market held up well during the period, partly because it is well insulated from the European debt challenges. We expect Iraq will continue to benefit from its vast oil resources, modest debt burden, and improving security within its borders. We also have meaningful positions in resource-rich frontier African markets such as Ghana and Gabon. With its low correlation to the rest of the emerging markets debt universe, our exposure to frontier markets is an important element of our broadly diversified investment approach.

Outlook

We expect the global economic recovery to resume after a period of consolidation, although the pace of the rebound will be slower than was expected just a few months ago. We do not believe a double-dip recession is likely in the U.S., but the strength of the rebound may be limited by weak labor markets and anemic consumer demand. Ongoing risk aversion and mixed economic data have kept U.S. Treasury yields toward the lower end of the recent ranges. The Federal Reserve has signaled that it will hold short-term interest rates low for an extended period, with an increase not expected until at least the second quarter of 2011. Over the long term, markets will be challenged to absorb the increased supply of Treasuries resulting from new issuance and eventual Federal Reserve efforts to unwind its balance sheet. There is some potential for the dollar to weaken as investors turn their focus away from the European debt crisis to the long-term fiscal challenges in the U.S., where efforts to control deficit spending are lagging.

In other developed markets, tighter fiscal policy following the European sovereign debt crisis has weighed on economic recovery, but a weak euro has boosted exports and relieved some of the pressure. We expect the European Central Bank to increase interest rates marginally over the next 12 months as sluggish aggregate demand should keep core inflation subdued. In the short term, government bond prices should benefit from a flight to quality, but yields should rise moderately over the longer term given their relatively rich valuations. We expect the Bank of Japan to maintain low interest rates for an extended period given persistent deflationary pressures. Exports remain a key component of the Japanese economy, where companies have successfully shifted much of their export focus from Europe and the U.S. to faster-growing markets in the developing world, particularly in Asia. As with much of the developed world, fiscal issues remain a longer-term negative for Japanese government bonds.

In emerging markets, near-term volatility is possible as the global economy recovers and significant new supply enters the market. However, short-term volatility often creates attractive valuations for an asset class with improving long-term characteristics. Economic growth in emerging markets should continue to outpace developed markets as growing domestic demand plays an increasingly important role, but growth rates will vary widely between countries and regions. We believe U.S. dollar-denominated emerging markets debt is reasonably valued on the whole, although selective opportunities remain, particularly in quasi-sovereign and corporate debt.

We prefer the stronger growth prospects of emerging markets over the developed world, particularly in smaller frontier markets that offer a yield advantage. Overall, we continue to favor corporate bonds over sovereign debt as new corporate issuers gain access to capital markets. International bonds offer investors broad diversification across countries, currencies, and sectors. We will continue to employ our disciplined investment philosophy and comprehensive in-house research to identify the best long-term opportunities for our shareholders.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division and
chairman of the Institutional International Bond Fund’s
Investment Advisory Committee

Michael Conelius
Chairman of the Investment Advisory Committee for the
Institutional Emerging Markets Bond Fund

July 27, 2010

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

Risks of International Bond Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

Glossary

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

Hedged: The buying and selling of forward exchange contracts to lock in a currency’s value. In an unhedged position, no steps are taken to protect against currency fluctuations.

JPMorgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified): Tracks the performance of global bond markets but limits the weights of countries with larger debt stocks.

Quasi-sovereign debt: Debt issued by a corporation and backed by the respective government, typically offering the higher yields of corporate debt with the added benefit of government support.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Foreign Bond Funds

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Emerging Markets Bond Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Emerging Markets Bond Fund
June 30, 2010 (Unaudited)

Forward Currency Exchange Contracts

(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Barclays Capital	7/14/10	GHS	500	USD	333	$ 13
Barclays Capital	8/26/10	ZMK	3,000,000	USD	633	(59)
Citigroup Global Markets	8/18/10	USD	67	MXN	865	1
Citigroup Global Markets	8/23/10	USD	2,581	MXN	33,135	33
Credit Suisse First Boston	8/18/10	BRL	860	USD	454	18
Credit Suisse First Boston	8/18/10	USD	894	BRL	1,600	16
Goldman Sachs	8/18/10	MXN	12,000	USD	926	(3)
Goldman Sachs	8/18/10	USD	948	BRL	1,825	(53)
Goldman Sachs	8/18/10	USD	850	MXN	11,135	(6)
JPMorgan Chase Bank	8/18/10	USD	240	EUR	192	5
Royal Bank of Canada	8/18/10	USD	4,196	BRL	7,563	48
Royal Bank of Canada	8/23/10	USD	1,004	MXN	12,634	32
Royal Bank of Scotland	8/23/10	MXN	4,877	USD	381	(6)
Standard Chartered Bank	8/18/10	USD	2,479	BRL	4,504	9
Standard Chartered Bank	8/18/10	USD	725	BRL	1,350	(15)
State Street Bank	8/23/10	USD	1,902	MXN	23,699	79
Net unrealized gain (loss) on open forward currency exchange contracts						$ 112

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/10	Value 12/31/09
T. Rowe Price Reserve Investment Fund, 0.30%	¤	¤	$ 8	$ 3,341	$ 9,642
Totals			$ 8	$ 3,341	$ 9,642

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$3,341
Dividend income	8
Interest income	–
Investment income	$ 8
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

T. Rowe Price Institutional Emerging Markets Bond Fund
June 30, 2010 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $169,664)	$	182,772
Receivable for investment securities sold		6,215
Interest receivable		3,681
Unrealized gain on forward currency exchange contracts		254
Receivable for shares sold		185
Unrealized gain on swaps		7
Other assets		7
Total assets		193,121
Liabilities		
Payable for investment securities purchased		375
Unrealized loss on forward currency exchange contracts		142
Due to affiliates		136
Payable for shares redeemed		56
Swap premiums received		45
Other liabilities		148
Total liabilities		902
NET ASSETS	**$**	**192,219**
Net Assets Consist of:		
Overdistributed net investment income	$	(1,024)
Accumulated undistributed net realized gain		1,983
Net unrealized gain		13,224
Paid-in capital applicable to 20,481,487 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		178,036
NET ASSETS	**$**	**192,219**
NET ASSET VALUE PER SHARE	**$**	**9.39**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Emerging Markets Bond Fund
(Unaudited)
($000s)

6 Months Ended 6/30/10
Investment Income (Loss)		
Income		
Interest	$	7,017
Dividend		8
Other		10
Total income		7,035
Investment management and administrative expense		624
Net investment income		6,411
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		3,254
Swaps		18
Foreign currency transactions		(465)
Net realized gain		2,807
Change in net unrealized gain (loss)		
Securities		(772)
Swaps		7
Other assets and liabilities denominated in foreign currencies		248
Change in net unrealized loss		(517)
Net realized and unrealized gain		2,290
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**8,701**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Emerging Markets Bond Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Emerging Markets Bond Fund
June 30, 2010 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Emerging Markets Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on November 30, 2006. The fund seeks to provide high income and capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2010:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments and the right to reclaim or obligation to return collateral executed with the same counterparty under a master netting arrangement. The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2010, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2010, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2010, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 5% and 8% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of June 30, 2010, the notional amount of protection sold by the fund totaled $1,000,000 (0.5% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2010, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 0% and 1% of net assets.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of June 30, 2010, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2010, approximately 90% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At June 30, 2010, approximately 48% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $56,176,000 and $36,654,000, respectively, for the six months ended June 30, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2009 and December 31, 2009, and totaled $120,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $659,000 of unused capital loss carryforwards, which expire in fiscal 2016.

At June 30, 2010, the cost of investments for federal income tax purposes was $169,664,000. Net unrealized gain aggregated $13,224,000 at period-end, of which $14,543,000 related to appreciated investments and $1,319,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.70% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At June 30, 2010, approximately 77% of the fund’s outstanding shares were held by T. Rowe Price funds.

As of June 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,152,874 shares of the fund, representing 6% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the one-year, three-year, and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Adviser’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. The Board noted that, under the Contract, the fund pays the Adviser a single fee based on the fund’s assets and that the Adviser, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were below the median for comparable funds. (For these purposes, the Board assumed the fund’s management fee rate was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010